Exhibit 10.1

EXECUTION VERSION

Date:  28 July 2017

REDX PHARMA PLC and REDX ONCOLOGY LIMITED (both in administration)
c/o FRP Advisory LLP

AND

JASON BAKER and MILES NEEDHAM both of FRP Advisory LLP

AND

LOXO ONCOLOGY, INC.

Agreement for the Assignment of Patents and other Rights and for the Novation of certain Agreements, including for Product Manufacturing

Fieldfisher  Riverbank House  2 Swan Lane  London EC4R 3TT

Schedule 1 : Patents	17

Schedule 2 : Data Package	19

Schedule 3 : Novation Agreements	21

Schedule 3A	22

[***] Novation Agreement	22

Schedule 3B	30

[***] Novation Agreement	30

Schedule 3C	38

[***] Novation Agreement	38

Schedule 4 : Form of Confirmatory Patent Assignment	46

Schedule 5 : Confirmation	5

THIS AGREEMENT made the 28 day of July 2017

BETWEEN:

(1)                                      REDX PHARMA PLC and REDX ONCOLOGY LIMITED (both in administration) c/o FRP Advisory LLP, 110 Cannon Street, London, EC4N 6EU, UK (together “REDX”);

(2)                                      JASON BAKER and MILES NEEDHAM both of FRP Advisory LLP, 110 Cannon Street, London, EC4N 6EU, UK (together “Administrators”); and

(3)                                      LOXO ONCOLOGY, INC. a corporation whose offices are at 281 Tresser Boulevard, 9th Floor Stamford, CT 06901, USA (“LOXO”);

together the “Parties” and each a “Party”.

BACKGROUND:

(A)                                    On 24 May 2017, the Administrators were appointed as administrators of REDX.

(B)                                    REDX is willing to assign the rights it has in its BTK program, which rights are defined below as “Assigned Rights”.

(C)                                    LOXO is interested in acquiring Assigned Rights and REDX and the Administrators have agreed to assign the Assigned Rights in consideration of the sum of US$40M, on the terms of this Agreement.

(D)                                    LOXO have also agreed to novate certain agreements entered into by REDX on the terms of certain novation agreements attached hereto.

IT IS AGREED:

1.                                           Definitions and Interpretation

1.1                                    Unless the context otherwise requires, the following words and expressions shall have the following meanings in this agreement (“Agreement”) and in any Recitals and Schedules to it:

Expression	Meaning

Asset Information	means any Confidential Information relating to the Assigned Rights and/or the Data Package.

Assigned Rights	means such of the following rights as are held by REDX: (a) the Patents; and (b) Intellectual Property Rights in the Data Package;

BTK Confidential Information	Bruton’s tyrosine kinase (Uniprot # Q06187) all commercial, financial, technical or other information of a confidential or proprietary nature (including know-how, trade secrets, formulae, processes, ideas and inventions, specifications, designs, financial or business information, customer details, market research and pricing strategies) in any form whatever, whether or not:

(a)   labelled or otherwise identified as confidential; and/or
(b)   belonging to a Party or any Third Party.

Data Package

means documents, product samples and other materials identified as categories 1 to 4 in Schedule 2, each a “Category” identified in this Agreement as “Category 1” etc., where “documents”, as used in this definition, shall include the following types of documents in each case solely to the extent they exist and their content relates to the REDX BTK Program, as noted in Schedule 2 (it being understood that, if documents include content which is not created solely in relation to the REDX BTK Program, then the latter shall be redacted before they are made available to LOXO, where reasonably possible):

• the results of all trials or tests undertaken by or on behalf of REDX and analyses of those results;

• pre-clinical test reports and all clinical or other test or trial results;

• laboratory notebooks;

• regulatory documents; and

• documentation related to the Patents;

Effective Date	means the date of this Agreement, as stated above;

Intellectual Property

means all intellectual property of whatever nature including all patents, utility models, database rights, copyright (including copyright in software and computer algorithms), trade secrets and other confidential information, know-how, and all other intellectual and industrial property and rights of a similar or corresponding nature in any part of the world, whether registered or not or capable of registration or not and including the right to apply for and all applications for any of the foregoing rights, the right to claim priority, the right to sue for past infringements and common law or equitable remedies in respect of any of the foregoing rights, and any renewals, extensions or restorations, and divisional, continuation and reissued applications of the foregoing rights, together with rights to sue for unfair competition or for passing off, including in respect of past activities (and “Intellectual Property Rights” means rights, title and interest in such Intellectual Property);

Novated Contracts	means the [***] Agreement, the [***] Agreement and the [***] Agreement, and associated Purchase Orders, as each are identified in schedule 1 to each of the Novation Agreements included in Schedule 3.

Novation Agreements	means the novation agreements or any of them in the form set out in Schedule 3;

Patents

any and all of the patents and patent applications (including applications in draft form, if any, and any and all rights to file patent applications) existing as of the Effective Date and relating to the REDX BTK Program, including those referred to in  Schedule 1, including any PCT applications (including national phases thereof), divisionals, continuations, continuations in part, patents issuing therefrom, including extensions (such as patent term extensions), reissues, re-examinations, and any supplementary protection certificates allowed on the foregoing;

Product	means the product to be manufactured pursuant to the Novated Contracts;

Purchase Price	shall have the meaning given in Clause 5.1; and

REDX BTK Program	means REDX’s research program for the development of small molecules each of which has an intended primary mode of action as a BTK inhibitor, including the drug candidate known as “RXC005”.

1.2                                    In this Agreement (except where the context otherwise requires):

(a)                                      any reference to “REDX” shall be construed as a reference to each entity comprising REDX and any obligation, undertaking or liability of REDX shall be an obligation, undertaking or liability of each such entity on a joint and several basis;

(b)                                      any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression will be construed as illustrative and the words following any of those terms will not limit the sense of the words preceding those terms;

(c)                                       the headings are included for convenience only and will not affect the construction and interpretation of this Agreement;

(d)                                      references to a company shall include any company, corporation or other body corporate, wherever and however incorporated or established;

(e)                                       use of the singular includes the plural and vice versa;

(f)                                        reference to a Party includes its successors and permitted assigns;

(g)                                       any reference to “persons” includes natural persons, firms, partnerships, bodies corporate and corporations, associations, organisations, governments, states, foundations, trusts and other unincorporated bodies (in each case whether or not incorporated and whether or not having a separate legal personality);

(h)                                      any reference to a Recital, Clause or Schedule is to the relevant recital or clause of or schedule to this Agreement and any reference to a sub-clause or paragraph is to the relevant sub-clause or paragraph of the Clause or Schedule in which it appears; and

(i)                                          the Schedules form part of this Agreement and will have effect as if set out in full in the body of this Agreement.

2.                                           Intellectual Property Rights Assignment; Delivery

2.1                                    In consideration for the sums payable in accordance with Clause 5.1, REDX hereby assigns to LOXO absolutely whatever rights, title and interest it has in and to the Assigned Rights including:

(a)                                      in respect of any and each application in the Patents:

(i)                                          the right to claim priority from and to prosecute and obtain grant of patent; and

(ii)                                       the right to file divisional applications based thereon and to prosecute and obtain the grant of patent on each and any such divisional application;

(b)                                      in respect of each and any invention disclosed in the Patents, the right to file an application, claim priority from such application, and prosecute and obtain grant of patent or similar protection in or in respect of any country or territory in the world, including supplementary protection certificates and patent term extensions;

(c)                                       the right to extend to or register in or in respect of any country or territory in the world each and any of the Patents, and each and any of the applications comprised in the Patents or filed as aforesaid, and to extend to or register in, or in respect of, any country or territory in the world any patent or like protection granted on any of such applications;

(d)                                      the absolute entitlement to any Patents granted pursuant to any of the applications comprised in the Patents or filed as aforesaid;

(e)                                       the right to bring, make, oppose, defend, appeal proceedings, claims or actions and obtain relief (and to retain any damages recovered) in respect of any infringement, or any other cause of action arising from ownership, of any of the Patents or any Patents granted on any of the applications in the Patents or filed as aforesaid, whether occurring before on or after the date of this Agreement;

(f)                                        the unfettered right to use or allow others to use in any manner the Data Package and/or any components thereof.

2.2                                    REDX hereby undertakes to provide the Data Package in stages, within the due dates set forth in the applicable column of Schedule 2, and otherwise as follows, subject to LOXO meeting its obligations in sub-clauses (c) and (d) below, as applicable:

(a)                                      unrestricted access to the documents in Category 1 shall be provided by changing the access controls in the data room to allow LOXO to download copies (redacted copies will remain redacted, provided that the redacted information which relates to the REDX BTK Program is readily available in other documents in Category 1 provided to LOXO as set forth in this Clause 2.2(a));

(b)                                      unrestricted access to the documents in Category 3 and 4 shall be provided electronically via a system agreed between LOXO and REDX;

(c)                                       product samples and materials in Categories 2, 3 and 4 shall be supplied at the cost of LOXO to an address or addresses supplied by LOXO and via a courier arranged by LOXO.  LOXO may alternatively request that samples or some of them be destroyed, again, at the cost of LOXO.  If LOXO fails to elect for delivery or destruction of samples or to provide the courier and appropriate address instructions, REDX shall destroy the samples by the date that is sixty (60) days from the Effective Date for Categories 2 and 3, and eight (8) months from the Effective Date for Category 4 and shall invoice LOXO the reasonable costs of that destruction.  All invoices payable by LOXO in respect of delivery or destruction of samples shall be paid within thirty (30) days of their date;

(d)                                      REDX and LOXO shall engage in discussions on the content and provision of documents and materials in Category 4.  LOXO shall indicate a list of priorities for granting access of documents and supply of materials included in Category 4, and REDX shall use commercially reasonable endeavors to supply documents and materials in Category 4 in accordance with the terms of this Agreement and in accordance with the discussions with LOXO.  If despite REDX’s endeavours in accordance with this Clause 2.2(d), the making available of documents or provision or destruction of materials in Category 4 are not completed within six (6) months of the Effective Date, the Parties may agree by mutual consent (both parties acting reasonably) a further long stop date by which REDX shall complete this task.  For the avoidance of doubt, LOXO may take such action as it considers necessary to protect or enforce its rights under this Agreement (including, in respect to REDX’s breach of the delivery obligations set out in this Clause 2).

2.3                                    At Loxo’s request, a director of REDX, (with, if REDX remains in administration, consent to exercise such a management power from the Administrators (such consent hereby granted and acknowledged)), shall confirm in writing when REDX believes (acting reasonably) that it has completed its obligations in relation to the supply or making available (as applicable) of any and all assets included in the Data Package in the form set out in Schedule 5 (“Confirmation”), and separately will provide a confirmation in writing at the expiry of 8 (eight) months that it has complied with its destruction obligations, it being understood that REDX shall not retain (and shall destroy) any and all copies of such assets except as provided in the next sentence.  Notwithstanding the foregoing, the Parties acknowledge and agree that REDX shall retain any laboratory notebooks included in the Data Package in their original form, provided that (i) REDX shall implement commercially reasonable measures to restrict access to the foregoing to REDX’s then-current CEO and CSO and IT manager, (ii) REDX shall cause its CEO and CSO and IT manager to (a) use the foregoing solely to the extent necessary to respond to LOXO’s requests and (b) not to disclose the foregoing to any other person (whether within the members of its group our outside such group) for any reason (save as required to do so by law, regulation or order of a competent authority, in which case REDX shall use reasonable endeavours to give

LOXO reasonable advance notice of such required disclosure in order to enable LOXO to prevent or limit such disclosure to the extent legally permissible).

2.4                                    On the Effective Date, REDX shall deliver to LOXO a release of the Assigned Rights (in a form previously agreed with LOXO) from the security registered in favour of Liverpool City Council.

3.                                           Assigned Rights Obligations, Further Assurance and Wrong Pockets

3.1                                    REDX and the Administrators (whilst they remain in office) shall, at LOXO’s cost (such costs to be reasonable), perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution or delivery of) all further documents required by law or which LOXO reasonably requests to vest in LOXO the full benefit of the right, title and interest which are assigned to LOXO under this Agreement, including:

(a)                                      executing immediately after exchange and completion of this Agreement a confirmatory patent assignment for the Patents (to the extent LOXO has rights in them) in the form attached as Schedule 4, it being understood that Clause 6 and Clauses 7.2 and 7.3 of this Agreement shall apply to such patent assignment, notwithstanding anything to the contrary set forth therein; and

(b)                                      assisting LOXO in obtaining, defending and enforcing the Intellectual Property Rights, to the extent REDX has rights in them, and assisting with any other proceedings which may be brought by or against LOXO against or by any third party relating to the rights assigned by this Agreement, in each case if REDX’s assistance is reasonably necessary.

3.2                                    If, after the Effective Date, LOXO and REDX (acting reasonably) both believe that there is an asset owned or used by REDX that was intended to be included in the Data Package and therefore to be assigned to LOXO on or after the Effective Date under this Agreement (a “Wrong Pockets Asset”), REDX shall (and shall procure that the other members of its group shall), at LOXO’s cost (such costs to be reasonable), as soon as reasonably practicable:

(a)                                      do all such reasonable things and/or execute all such documents as necessary to transfer the Wrong Pockets Asset to LOXO (and REDX does hereby transfer to LOXO) for no further consideration and pending such transfer, the Wrong Pockets Asset shall be held on trust for LOXO; or

(b)                                      if the relevant Wrong Pockets Asset cannot lawfully be so transferred, do all such reasonable things and/or execute all such documents as reasonably necessary to grant to LOXO (and REDX does hereby grant to LOXO) a royalty free, perpetual, assignable, irrevocable, worldwide licence (with a right to sub-licence through multiple tiers) to use the Wrong Pockets Asset.

4.                                           Novation

4.1                                    Insofar as any Novated Contracts cannot effectively be assigned by REDX to LOXO except by a novation agreement or with the agreement or consent of any third party and such novation, agreement or consent has not taken place or been obtained at or prior to completion of this Agreement:

(a)                                      LOXO and REDX shall, at LOXO’s expense, use all reasonable endeavours to procure that such agreement or consent is obtained as promptly as reasonably practicable, and that agreements novating any Assumed Contract are entered into on the terms set out in the Novation Agreements set out in Schedule 3.

4.2                                    Unless and until such Novated Contracts shall be novated or assigned, REDX shall, at LOXO’s option:

(a)                                      hold them in trust, insofar as it is legally able to do so, for LOXO absolutely and LOXO shall (if sub-contracting is permissible and lawful) as REDX’s sub-contractor perform all REDX’s obligations under them.

(b)                                      give LOXO the benefit of them to the same extent as if they had been novated or assigned and act under the reasonable direction of LOXO and account to LOXO accordingly, provided that REDX and the Administrators shall have no liability to LOXO in respect of any of them arising out of or in connection with their performance, termination, variation or amendment by LOXO after completion of this Agreement, and any acts undertaken by REDX shall be at LOXO’s reasonable expense.

4.3                                    In addition, REDX shall at Loxo’s expense and where requested by Loxo make introductions to specified past suppliers of goods and services to REDX in relation to the REDX BTK Program and, where REDX has contractual rights to the requested information or assistance, use reasonable endeavours to leverage such rights to obtain and otherwise facilitate the flow of information between LOXO and the applicable supplier.

4.4                                    REDX shall execute novation agreements substantially in the form of the novation agreements in Schedule 3 and which are notified by LOXO in writing and are in respect of other contracts with third party suppliers which relate solely to the REDX BTK Program.  The provisions of Clauses 4.1 and 4.2 shall apply mutatis mutandis to contracts so notified by LOXO from time to time.

5.                                           Purchase Price

5.1                                    Upon the Effective Date, LOXO’s English solicitors shall pay to REDX’s English solicitors the sum of $US40M (forty million US dollars) plus any applicable VAT and stamp duty taxes (“Purchase Price”) in immediately available funds to the following account, in consideration for the assignment of REDX’s interest in the Assigned Rights:

Bank	[***]
Branch	[***]
Address	[***]
Sort code	[***]
Swift code (for Clients abroad)	[***]
Account Number	[***]
Bank Identifier code (BIC)	[***]

International Bank A/C no (IBAN)	[***]
Account name	[***]

6.                                           No Representations or Warranties etc

6.1                                    All representations (whether made innocently, negligently or otherwise but not fraudulently), warranties, undertakings, conditions and stipulations, express or implied, statutory, customary or otherwise in respect of the Assigned Rights or Novated Contracts, or any of the rights, title and interests transferred or agreed to be transferred or novated pursuant to this Agreement are expressly excluded (including warranties and conditions as to title, quiet possession, freedom from third party rights or claims, and freedom to manufacture, import, market, promote and sell any product including the Products or any other activity in relation to the Products or any other product, and the likelihood of patent applications proceeding to grant and freedom of patent applications from opposition proceedings and any patents from invalidity proceedings, and as to the enforceability of any contractual obligations).

6.2                                    Unless otherwise required by law (and then only to that extent) REDX and the Administrators and each of them shall not be liable for any loss or damage of any kind whatever, consequential or otherwise arising out of or due to or caused by any defect or deficiencies in any of the Assigned Rights or Novated Contracts.

6.3                                    LOXO agrees that the terms and conditions of this Agreement and the exclusions and limitations contained in it are fair and reasonable having regard to the following:

(a)                                      that this is a sale by an insolvent company in circumstances where it is usual that no representations and warranties can be given by or on behalf of REDX or the Administrators;

(b)                                      that LOXO has relied solely upon LOXO’s own opinion and/or professional advice concerning the Assigned Rights and the Novated Contracts, including as to the enforceability of any of the rights in, under or pursuant to them, freedom from third party rights or claims, and freedom to manufacture, import, market, promote or sell any product including the Products or any other activity in relation to the Products or any other product, and the likelihood of patent applications proceeding to grant and freedom of patent applications from opposition proceedings and any patents from invalidity proceedings, and as to the enforceability of any contractual obligations;

(c)                                       that LOXO has agreed to purchase the rights of REDX in the Assigned Rights and to enter into the Novation Agreements in respect of the Novated Contracts “as seen” in their present state and condition for a consideration which takes into account the risk to LOXO represented by the parties’ belief that the exclusions and limitations contained in this Agreement are or would be recognised by the courts; and

(d)                                      that LOXO, its servants, employees, agents, representatives and advisers have been given every opportunity it or they may wish to have to give all due consideration to all or any of the rights of REDX in the Assigned Rights and the Novated Contracts and all

relevant documents relating to them and to obtain information from REDX and/or the Administrators relating to the Assigned Rights and the Novated Contracts.

6.4                                    LOXO agrees that neither REDX nor the Administrators shall incur any liability to it by reason of any fault or defect in or in title or otherwise of any or all of the Assigned Rights or the Novated Contracts.

6.5                                    LOXO acknowledges for the avoidance of doubt that if REDX does not have title or unencumbered title to any or all of the Assigned Rights or rights under the Novated Contracts or if LOXO cannot exercise any right conferred or purported to be conferred on it by this Agreement or the Novation Agreements, this shall not be a ground or grounds for rescinding, avoiding or varying any or all of the provisions of this Agreement or the Novation Agreements and shall not give rise to any claim to compensation or damages or a reduction in or repayment of the Purchase Price or sums payable by LOXO pursuant to the Novation Agreements.

6.6                                    In respect of claims against REDX only, and not the Administrators, the exclusions and limitations set out in clause 6.1, 6.2, 6.3 and 6.4 shall not apply to clause 2.3 of this Agreement or to the Confirmation issued pursuant to that clause.

7.                                           Relationship of the Parties

7.1                                    Nothing in this Agreement, and no action taken by the Parties pursuant to this Agreement, shall constitute, or be deemed to constitute, a partnership between the Parties, or shall constitute either Party as the agent, employee or representative of the other.

7.2                                    The Administrators are a party to this Agreement in their own capacity solely for receiving and enforcing the obligations, undertakings and waivers on the part of LOXO. The Administrators have entered into and signed this Agreement as agent for and on behalf of REDX and the Administrators, their firm, employees and agents shall incur no personal liability whatsoever whether on their own part or in respect of any failure on the part of REDX to observe perform or comply with any such obligations hereunder (including the provision of the Confirmation) or under or in relation to any associated arrangements or negotiations whether such liability would arise under the Insolvency Act 1986 or otherwise.

7.3                                    The Parties acknowledge that the liability (i) under this Agreement of REDX and that of the Administrators; and (ii) under the Confirmation of REDX, (whether given during or after the period of administration), shall constitute an expense of the administration (within the meaning of rule 3.51 of the Insolvency Rules 2016) and shall have the ranking conferred by paragraph 99(4) of Schedule B1 of the Insolvency Act 1986.  However, as to ranking, LOXO agrees that any claim it may make in respect of any such liability will be subordinated to and will rank in order of priority below each of the expenses of the administration listed in Rule 3.51(2) of the Insolvency Rules 2016 and for sake of clarity LOXO agrees that the Administrators may, no earlier than 30 calendar days from the Effective Date (such restriction shall not apply in respect of the payment of secured, preferential and administration expense creditors), pay ahead of LOXO (and with no recourse from LOXO) all unsecured creditors of REDX that exist on the Effective Date and owe no duty to LOXO to protect the value of the charged assets after their appointment ceases.

7.4                                    The Parties acknowledge that following the Effective Date, the Administrators intend to exit administration and return REDX to the control of its directors.  The Administrators agree that prior to the earlier of (i) the date on which the Confirmation (as defined in Clause 2.3) is given pursuant to Clause 2.3 above; and (ii) the date falling 12 (twelve) weeks from the Effective Date, they shall not file the appropriate form with Companies House and/or the court to terminate the administration.  The Parties further agree that the terms of this Agreement shall be binding on REDX following its exit from administration and (to the extent necessary) on any and all successors to the Administrators (including any subsequently appointed liquidators).

7.5                                    The rights and remedies of LOXO, REDX and the Administrators under this Agreement are cumulative and not exclusive of any rights and remedies provided by law, and all such rights and remedies may be enforced separately or concurrently with any other right or remedy.  No failure to exercise or delay in exercising any right or remedy shall constitute a waiver of that right or remedy.  No single or partial exercise of any right or remedy, and no waiver of any right or remedy, shall prevent or restrict the further exercise of that or any other right or remedy.  Any waiver of any right or remedy shall be effective only if it is made in writing, expressly states that it is a waiver of the relevant right or remedy and is duly executed by or on behalf of LOXO, REDX and/ or the Administrators (as applicable) by an authorised representative.

8.                                           Notices

8.1                                    Any notice or other communication required to be given under this Agreement or in connection with the matters contemplated by it shall, except where otherwise specifically provided, be in writing in the English language and shall be addressed as provided in Clause 8.2 and may be:

(a)                                      personally delivered, in which case it shall be deemed to have been given upon delivery at the relevant address; or

(b)                                      if within the United Kingdom, sent by pre-paid and registered or recorded post, in which case it shall be deemed to have been given on the date of signed receipt at the relevant address; or

(c)                                       sent by a recognised courier service, when it shall be deemed to have been given on the date of the signed receipt at the relevant address;

8.2                                    The relevant addresses of each of the Parties for the purposes of Clause 8.1 shall be the following, subject to Clause 8.3:

LOXO

Position/ Name: Jacob S. Van Naarden (Chief Business Officer)

Address: 281 Tresser Boulevard, 9th Floor, Stamford, CT 06901, USA

REDX

Position/ Name: [***] (Head of Research & Operations) & [***] (Non-Executive Chairman)

Address: Block 33, Mereside, Alderley Park, Macclesfield, SK10 4TG

ADMINISTRATORS

Position/ Name: Jason Baker & Miles Needham (Administrators)

Address:  FRP Advisory LLP, 110 Cannon Street, London, EC4N 6EU

8.3                                    Any Party to this Agreement may notify the other Parties in accordance with this Clause of any change to its address specified in Clause 8.2 or other details, provided that such notification shall only be effective on the date specified in such notice or five days after the notice is given, whichever is later.

9.                                           Confidentiality

9.1                                    Each Party (the “Receiving Party”) undertakes to keep confidential any Confidential Information directly or indirectly belonging or relating to any other Party (the “Disclosing Party”) and disclosed by or on behalf of the Disclosing Party to the Receiving Party.

9.2                                    The obligations contained in this Clause 9 shall survive the expiry or termination of this Agreement for any reason, but shall not apply to any Confidential Information, other than Asset Information, which Disclosing Party and/or received or learned by the Receiving Party pursuant to or in the course of this Agreement (including through their presence at the other Parties premises) and which:

(a)                                      is publicly known at the time of disclosure to the receiving Party; or

(b)                                      becomes publicly known otherwise than through a breach of this Agreement by the receiving Party, its officers, employees or professional advisers or any other person to whom the receiving Party discloses Confidential Information (whether or not in breach of this Agreement); or

(c)                                       can be proved by the Receiving Party to have reached it otherwise than by being communicated by or at the request of the Disclosing Party including:

(i)                                          being known to it prior to disclosure; or

(ii)                                       having been developed by or for it wholly independently of the other Party; or

(iii)                                    having been obtained from a Third Party without any restriction on disclosure on such Third Party; or

(d)                                      is required by law, regulation or order of a competent authority (including any regulatory or governmental body or securities exchange) to be disclosed by the receiving Party, provided that, where permitted by law and regulation, the Disclosing Party is given reasonable advance notice of time, place and content of the intended disclosure, giving the opportunity to the Disclosing Party to object to the necessity of the disclosure or any of it.  The receiving Party shall, to the extent permitted by law and regulation, comply with any reasonable request of the Disclosing Party in connection with any such disclosure.

9.3                                    Notwithstanding any other provision of this Clause 9, the Parties agree that on and from the Effective Date LOXO shall not have any confidentiality obligations with respect to Asset Information, which Asset Information shall be deemed LOXO’s Confidential Information.

10.                                    Non-Compete

10.1                             During the period commencing on the Effective Date and ending on the third (3rd) anniversary thereof,  REDX and its affiliates will not, directly or indirectly, either alone or with a third party or by assisting any third party, (i) conduct research or development of Competing Products, or manufacture or commercialize, a pharmaceutical product that is known by REDX and its affiliates to be a Competing Product, or (ii) conduct a drug discovery or other research program the goal of which is to identify Competing Products. “Competing Product” means any product that includes, as an active pharmaceutical ingredient, a small molecule agent that is developed with an intended primary mode of action as a BTK inhibitor.

10.2                             If REDX shall breach the provisions of Clause 10.1 and applies for patents resulting from the activities comprised in the breach or for patents of any Competing Product and which arise from the use of information comprised in the Data Package then REDX shall assign all rights, title and interest that it has to those patent applications to LOXO.

10.3                             The Parties acknowledge that damages may not be an adequate remedy for any breach of this Agreement and LOXO shall be entitled to seek the remedies of injunction, specific performance and any other equitable remedy for any threatened or actual breach of this Agreement.

11.                                    Variation

11.1                             No variation of or amendment to this Agreement shall bind any Party unless made in writing and signed by all Parties.

12.                                    Announcements

12.1                             The Parties shall not make any press statement, circular or other public announcement in connection with this Agreement without the prior written approval of the text of such statement or announcement by each other (such consent not to be unreasonably withheld or delayed). Once any such statement, circular or announcement is so approved, either Party may make subsequent public disclosure of the content thereof without the further approval of the other Party. Notwithstanding the foregoing, to the extent a public disclosure is required by law (including the requirements of any nationally recognized securities exchange, quotation system or over-the-counter market on which such Party has its securities listed or traded or pursuant to the Insolvency Act 1986) the disclosing Party may make such disclosure without consent of the other Party, provided that (to the extent such disclosure was not previously approved by the other Party) the disclosing Party shall make good faith efforts to provide the other Party with notice beforehand and to coordinate with the other Party with respect to the wording and timing of any such disclosure.

12.2                             The Parties covenant and undertake not to make any derogatory or disparaging comments or remarks (verbally or in writing, publicly or otherwise) with respect to any other Party, the Assigned Rights or the subject matter of this Agreement.

13.                                    Law and Jurisdiction

13.1                             This Agreement and any dispute or claim arising out of or in connection with it or its subject matter or formation, including any question regarding its existence, validity or termination, (including non-contractual disputes or claims) (“Dispute”) shall be governed by and construed in accordance with the laws of England.

13.2                             Disputes shall be referred to the courts of England and which shall have exclusive jurisdiction to settle any Dispute.

13.3                             This Clause 13 shall be without prejudice to either Party’s rights to at any time seek interim relief from the courts to protect their confidential information, or their rights or assets.

13.4                             LOXO irrevocably appoints TMF Global Services (UK) Limited of 6 St. Andrew Street, 5th Floor, London, EC4A 3AE as its agent for service of process in any proceedings in the courts of England arising out of or in connection with this Agreement and agrees that failure by its process agent to notify it of such service shall not affect the validity of such service.  If its process agent is or becomes unable or unwilling for any reason to act as agent for service of process in England, LOXO shall promptly appoint another process agent who is able and willing so to act and notify the other Parties in writing of the new process agent’s name and address.  If its process agent moves to a new address within England, LOXO shall promptly notify the other Parties of its process agent’s new address.

14.                                    Entire Agreement

14.1                             This Agreement and the Novation Agreements constitute the entire agreement between the Parties relating to their subject matter and supersede any and all previous agreements (whether written or oral) between the Parties or any of them relating to that subject matter, including, for the avoidance of doubt, the confidentiality agreements entered into between (i) the Parties dated on or around 2 June 2017; (ii) the Parties and Fish & Richardson P.C. dated on or around 21 June 2017; and (iii) the Parties and [***] dated on or around 17 July 2017. Each Party agrees that all representations made (innocently or negligently) by or on behalf of any other Party (or relied on by it) in relation to the subject matter of this Agreement are excluded.  Each Party agrees that it shall have no claim for innocent or negligent misrepresentation or negligent misstatement based on any statement expressly set out in this Agreement.  Nothing in this Clause 14  however, shall limit or reduce any liability of any person except to the extent permitted by law.

14.2                             If any provision of this Agreement is void or unenforceable by reason of any provision of applicable law, such provision will be deemed to be modified to the extent necessary to render it legal, valid and enforceable.  If no such modification is possible, it will be deleted and the remaining provisions of this Agreement will continue in full force and effect and, if necessary, be so amended as is necessary to give effect to the spirit of this Agreement so far as possible.

14.3                             This Agreement may be executed in any number of counterparts, and by the Parties on separate counterparts, but will not be effective until all the Parties have executed at least one counterpart.  All the counterparts will together constitute one and the same instrument and each counterpart will constitute an original of this Agreement.

15.                                    Rights of third parties

15.1                             Other than the Administrators’ firm and its employees and agents enforcing their rights pursuant to Clause 7.2, no term of this Agreement shall be enforceable by a person who is not a Party to this Agreement.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

SIGNED for and on behalf of REDX PHARMA PLC (in administration):

/s/ Jason D. Baker
Signature
Jason D. Baker
Printed name
Administrator
Title
28.7.17
Date

SIGNED for and on behalf of REDX ONCOLOGY LIMITED (in administration):

/s/ Jason D. Baker
Signature
Jason D. Baker
Printed name
Administrator
Title
28.7.17
Date

SIGNED by one ADMINISTRATOR for and on behalf of both of them:

/s/ Jason D. Baker
Signature
Jason D. Baker
Printed name
Administrator
Title
28.7.17
Date

SIGNED for and on behalf of LOXO ONCOLOGY, INC.:

/s/ Joshua H. Bilenker
Signature
Joshua H. Bilenker
Printed name
CEO
Title
July 28, 2017
Date

Schedule 1:  Patents

Subject	Country	Application Number	Filing date	Status	Grant date	Expiry date*	Publication Number

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]			[***]
	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]

[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]

* Expiry date does not take into account any potential extension or termination of term (e.g., patent term adjustment or the filing of terminal disclaimers)

Schedule 2:  Data Package

	Category 1 RXC005 specific Due Date: [***]	Category 2 RXC005 specific Due Date: [***] from the Effective Date	Category 3 RXC005 specific Due Date: [***] from the Effective Date	Category 4 Other BTK inhibitors Due Date: [***]from the Effective Date	N/A Does not exist
• [***]
○ [***]	[***]
○ [***]	[***]
• [***]
○ [***]	[***]			[***]
○ [***]	[***]			[***]
○ [***]	[***]			[***]
○ [***]	[***]			[***]
○ [***]	[***]			[***]
○ [***]		[***]		[***]
○ [***]	[***]			[***]
○ [***]	[***]			[***]
○ [***]		[***]		[***]
○ [***]	[***]			[***]
○ [***]		[***]		[***]

• [***]		[***]	[***]
• [***]	[***]		[***]
• [***]	[***]		[***]
• [***]	[***]		[***]
• [***]		[***]	[***]
• [***]		[***]
• [***]		[***]
• [***]		[***]
• [***]			[***]
• [***]				[***]
• [***]	[***]		[***]
• [***]	[***]		[***]
• [***]
○ [***]	[***]		[***]
○ [***]	[***]		[***]
○ [***]	[***]		[***]
• [***]	[***]		[***]
○ [***]	[***]		[***]
○ [***]	[***]		[***]
○ [***]	[***]		[***]
○ [***]	[***]		[***]
○ [***]	[***]		[***]
○ [***]	[***]		[***]

Schedule 3:  Novation Agreements

Schedule 3A

[***] Novation Agreement

THIS DEED is made the [                    ] day of [                                      ] 2017

BETWEEN:

(1)                                      REDX PHARMA PLC and REDX ONCOLOGY LIMITED (both in administration) c/o FRP Advisory LLP, 110 Cannon Street, London, EC4N 6EU, UK (together “REDX”);

(2)                                      LOXO ONCOLOGY INC a corporation whose offices are at 281 Tresser Boulevard, 9th Floor Stamford, CT 06901, USA (“LOXO”); and

(3)                                      JASON BAKER and MILES NEEDHAM both of FRP Advisory LLP, 110 Cannon Street, London, EC4N 6EU, UK (together “Administrators”); and

(4)                                      [***] (trading as [***]), a company registered in England and Wales with company number [***], whose offices are at [***] (“[***]”) (the “Continuing Party”).

together the “Parties” and each a “Party”.

BACKGROUND:

(A)                                    On 24 May 2017, the Administrators were appointed as administrators of REDX.

(B)                                    This deed (also “Novation Agreements”) is supplemental to an agreement for [***] dated 13 April 2017 and made between the REDX and the Continuing Party and certain Services Plans entered into pursuant to that agreement as particularised in Schedule 1 (the “Contract”).  Copies of the Contract and Services Plans are annexed hereto at Schedule 2 and initialled by the Parties for the purpose of identification.

(C)                                    Pursuant to an agreement dated the same date as this Agreement, REDX and LOXO have completed the sale to LOXO of specific assets.

(D)                                    In relation to those assets, REDX wishes to be released and discharged from the Contract as from [DATE] (“Effective Date”) and the Continuing Party has agreed to release and discharge REDX from the Effective Date upon the terms of LOXO’s undertaking to perform the Contract and be bound by the terms of the Contract in place of REDX.

IT IS AGREED:

1.                                           Novation

1.1                                    As from the Effective Date, LOXO undertakes to each of REDX and the Continuing Party to perform the Contract and be bound by its terms in every way as if LOXO had been a party to it in place of REDX.

1.2                                    With effect from the Effective Date, REDX transfers all its rights and obligations under the Contract to LOXO. LOXO shall enjoy all the rights and benefits of REDX under the Contract, and all references to REDX in the Contract shall be read and construed as references to LOXO. The Continuing Party agrees to perform the Contract and be bound by its terms in every way as if LOXO were the original party to it in place of REDX.

2.                                           Release

2.1                                    REDX and the Continuing Party hereby mutually release each other from their obligations under the Contract as from the Effective Date.

2.2                                    The Continuing Party releases and discharges REDX from all future claims and demands whatsoever in respect of the Contract, whether arising before or on the Effective Date, and accepts the liability of LOXO under the Contract from the Effective Date.

2.3                                    LOXO and the Continuing Party shall have the right to enforce the Contract and pursue any claims and demands under the Contract against the other with respect to matters arising before, on or after the Effective Date as though LOXO were the original party Contract instead of REDX.

3.                                           Intellectual Property

3.1                                    The Continuing Party hereby confirms that it has assigned under the Contract, all of its right, title and interest in and to the Intellectual Property Rights arising, or to arise, from work and research carried out in or in connection with the services it has provided to REDX (“Project IP”).

3.2                                    To the extent any Project IP is not properly vested in REDX, the Continuing Party hereby jointly and severally assigns to LOXO with effect from the Effective Date, by way of present and future assignment, absolutely and with full title guarantee free from encumbrances all its right, title and interest in and to the Project IP, including the right to bring, make, oppose, defend, appeal proceedings, claims or actions and obtain relief (and to retain any damages recovered) in respect of any infringement, or any other cause of action arising from ownership, of any of such rights whether occurring before, on, or after the date of this Deed.

3.3                                    The Continuing Party shall provide all assistance reasonably required by LOXO in relation to the registration, enforcement or protection of the Project IP.

4.                                           Payments

4.1                                    LOXO shall pay the invoices set out at Schedule 1 to the Novation Agreement. The Parties hereby confirm that there are no other invoices outstanding as of the Effective Date.

5.                                           Confidentiality

5.1                                    Each Party (the “Receiving Party”) undertakes to keep confidential any Confidential Information directly or indirectly belonging or relating to any other Party (the “Disclosing Party”) and disclosed by or on behalf of the Disclosing Party to the Receiving Party.

5.2                                    The obligations contained in this Clause 5 shall survive the expiry or termination of this Deed for any reason, but shall not apply to any Confidential Information which Disclosing Party and/or received or learned by the Receiving Party pursuant to or in the course of this Deed (including through their presence at the other Parties premises) and which:

(a)                                      is publicly known at the time of disclosure to the receiving Party; or

(b)                                      becomes publicly known otherwise than through a breach of this Deed by the receiving Party, its officers, employees or professional advisers or any other person to whom the receiving Party discloses Confidential Information (whether or not in breach of this Deed); or

(c)                                       can be proved by the Receiving Party to have reached it otherwise than by being communicated by or at the request of the Disclosing Party including:

(d)                                      being known to it prior to disclosure; or

(e)                                       having been developed by or for it wholly independently of the other Party; or

(f)                                        having been obtained from a Third Party without any restriction on disclosure on such Third Party; or

(g)                                       is required by law, regulation or order of a competent authority (including any regulatory or governmental body or securities exchange) to be disclosed by the receiving Party, provided that, where permitted by law and regulation, the Disclosing Party is given reasonable advance notice of time, place and content of the intended disclosure, giving the opportunity to the Disclosing Party to object to the necessity of the disclosure or any of it.  The receiving Party shall, to the extent permitted by law and regulation, comply with any reasonable request of the Disclosing Party in connection with any such disclosure.

6.                                           Variation

6.1                                    No variation of or amendment to this Deed shall bind any Party unless made in writing and signed by all Parties.

7.                                           Announcements

7.1                                    The Parties shall not make any press statement, circular or other public announcement in connection with this Agreement without the prior written approval of the text of such statement or announcement by each other (such consent not to be unreasonably withheld or delayed). Once any such statement, circular or announcement is so approved, either Party may make subsequent public disclosure of the content thereof without the further approval of the other Party. Notwithstanding the foregoing, to the extent a public disclosure is required by law (including the requirements of any nationally recognized securities exchange, quotation system or over-the-counter market on which such Party has its securities listed or traded or pursuant to the Insolvency Act 1986) the disclosing Party may make such disclosure without consent of the other Party, provided that (to the extent such disclosure was not previously approved by the other Party) the disclosing Party shall make good faith efforts to provide the other Party with notice beforehand and to coordinate with the other Party with respect to the wording and timing of any such disclosure.

8.                                           General

8.1                                    The Administrators are a party to this Agreement in their own capacity solely for receiving and enforcing the obligations, undertakings and waivers on the part of LOXO. The Administrators have entered into and signed this Agreement as agent for and on behalf of REDX and the Administrators, their firm, employees and agents shall incur no personal liability whatsoever whether on their own part or in respect of any failure on the part of REDX to observe perform or comply with any such obligations hereunder or under or in relation to any associated arrangements or negotiations whether such liability would arise under the Insolvency Act 1986 or otherwise.

8.2                                    The Parties acknowledge that the liability under this Agreement of REDX and that of the Administrators shall constitute an expense of the administration (within the meaning of rule 3.51 of the Insolvency Rules 2016) and shall have the ranking conferred by paragraph 99(4) of Schedule B1 of the Insolvency Act 1986.  However, as to ranking, LOXO agrees that any claim it may make in respect of any such liability will be subordinated to and will rank in order of priority below each of the expenses of the administration listed in Rule 3.51(2) of the Insolvency Rules 2016 and for sake of clarity LOXO agrees that that the Administrators may, no earlier than 30 calendar days from the Effective Date (such restriction shall not apply in respect of the payment of secured, preferential and administration expense creditors), pay ahead of LOXO (and with no recourse from LOXO) all creditors of REDX that exist on the Effective Date and owe no duty to LOXO to protect the value of the charged assets after their appointment ceases.

8.3                                    The rights and remedies of LOXO, REDX and the Administrators under this Agreement are cumulative and not exclusive of any rights and remedies provided by law, and all such rights and remedies may be enforced separately or concurrently with any other right or remedy.  No failure to exercise or delay in exercising any right or remedy shall constitute a waiver of that right or remedy.  No single or partial exercise of any right or remedy, and no waiver of any right or remedy, shall prevent or restrict the further exercise of that or any other right or remedy.  Any waiver of any right or remedy shall be effective only if it is made in writing, expressly states that it is a waiver of the relevant right or remedy and is duly executed by or on behalf of LOXO, REDX and/ or the Administrators (as applicable) by an authorised representative.

8.4                                    No term of this deed shall be enforceable by a person who is not a Party to this deed.

8.5                                    The Contract and this deed constitute the entire agreement between the Parties relating to its subject matter and supersede any and all previous agreements (whether written or oral) between the Parties or any of them relating to that subject matter. Each Party agrees that no representation has been made (innocently or negligently) by or on behalf of any other Party (or relied on by it) in relation to the subject matter of this deed. Each Party agrees that it shall have no claim for innocent or negligent misrepresentation or negligent misstatement based on any statement expressly set out in this deed.  Nothing in this Clause 8.5 however, shall limit or reduce any liability of any person except to the extent permitted by law.

8.6                                    The Parties shall deliver or cause to be delivered such instruments and other documents at such times and places as are reasonably necessary or desirable, and shall take any other action reasonably requested by the other Party for the purpose of putting this deed into effect.

9.                                           Law and Jurisdiction

9.1                                    This Agreement and any dispute or claim arising out of or in connection with it or its subject matter or formation, including any question regarding its existence, validity or termination,

(including non-contractual disputes or claims) (“Dispute”) shall be governed by and construed in accordance with the laws of England.

9.2                                    Disputes shall be referred to the courts of England and which shall have exclusive jurisdiction to settle any Dispute.

9.3                                    This Clause 9 shall be without prejudice to either Party’s rights to at any time seek interim relief from the courts to protect their confidential information, or their rights or assets.

9.4                                    LOXO irrevocably appoints TMF Global Services (UK) Limited of 6 St. Andrew Street, 5th Floor, London, EC4A 3AE as its agent for service of process in any proceedings in the courts of England arising out of or in connection with this Agreement and agrees that failure by its process agent to notify it of such service shall not affect the validity of such service.  If its process agent is or becomes unable or unwilling for any reason to act as agent for service of process in England, LOXO shall promptly appoint another process agent who is able and willing so to act and notify the other Parties in writing of the new process agent’s name and address.  If its process agent moves to a new address within England, LOXO shall promptly notify the other Parties of its process agent’s new address.

IN WITNESS THEREOF this deed was executed and delivered by the Parties on the date stated at the beginning of this document.

EXECUTED AND DELIVERED for and on behalf of REDX PHARMA PLC
(in administration) by as its deed in the presence of

Signature

Print name

EXECUTED AND DELIVERED for and on behalf of by one ADMINISTRATOR for and on behalf of both of them by as its deed in the presence of

Signature

Print name

EXECUTED AND DELIVERED for and on behalf of REDX ONCOLOGY LIMITED (in administration) by as its deed in the presence of

Signature

Print name
EXECUTED AND DELIVERED
for and on behalf of LOXO ONCOLOGY, INC.
by as its deed in the presence of

Signature

Print name

EXECUTED AND DELIVERED
for and on behalf of [***]
by as its deed in the presence of

Signature

Print name

Schedule 1

Services Plans to be Novated pursuant to this Deed

SP number	Description	SP value (net)	Invoiced Net	Invoiced VAT	Invoiced Gross	Invoice Nos	Paid	Outstanding (Gross)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Total	[***]	[***]	[***]	[***]		[***]	[***]

Schedule 2

Executed copy of the Contract and relevant Services Plans

(1) “[***] Terms of Supply” between [***] and RedX Pharma plc, dated April 13, 2017; and (2) Quotation Prepared For RedX Pharma with issue date of April 13th 2017, Quotation Reference: [***].

Schedule 3B

[***] Novation Agreement

THIS DEED is made the [                   ] day of [                                     ] 2017

BETWEEN:

(1)                                      REDX PHARMA PLC and REDX ONCOLOGY LIMITED (both in administration) c/o FRP Advisory LLP, 110 Cannon Street, London, EC4N 6EU, UK (together “REDX”);

(2)                                      LOXO ONCOLOGY INC a corporation whose offices are at 281 Tresser Boulevard, 9th Floor Stamford, CT 06901, USA (“LOXO”); and

(3)                                      JASON BAKER and MILES NEEDHAM both of FRP Advisory LLP, 110 Cannon Street, London, EC4N 6EU, UK (together “Administrators”); and

(4)                                      [***] whose offices are at [***], [***], whose offices are at [***];[***], whose offices are at [***]; and [***], whose offices are at [***] (collectively “[***]”) (the “Continuing Party”).

together the “Parties” and each a “Party”.

BACKGROUND:

(A)                                    On 24 May 2017, the Administrators were appointed as administrators of REDX.

(B)                                    This deed (also “Novation Agreements”) is supplemental to a Master Services Agreement dated 17 March 2016 and made between the REDX and the Continuing Party and certain Work Orders entered into pursuant to the Master Services Agreement as particularised in Schedule 1 (the “Contract”). Copies of the Contract and Work Orders are annexed hereto at Schedule 2 and initialled by the Parties for the purpose of identification.

(C)                                    Pursuant to an agreement dated the same date as this Agreement, REDX and LOXO have completed the sale to LOXO of specific assets.

(D)                                    In relation to those assets, REDX wishes to be released and discharged from the Contract as from [DATE] (“Effective Date”) and the Continuing Party has agreed to release and discharge REDX from the Effective Date upon the terms of LOXO’s undertaking to perform the Contract and be bound by the terms of the Contract in place of REDX.

IT IS AGREED:

1.                                           Novation

1.1                                    As from the Effective Date, LOXO undertakes to each of REDX and the Continuing Party to perform the Contract and be bound by its terms in every way as if LOXO had been a party to it in place of REDX.

1.2                                    With effect from the Effective Date, REDX transfers all its rights and obligations under the Contract to LOXO. LOXO shall enjoy all the rights and benefits of REDX under the Contract, and all references to REDX in the Contract shall be read and construed as references to LOXO. The Continuing Party agrees to perform the Contract and be bound by its terms in every way as if LOXO were the original party to it in place of REDX.

2.                                           Release

2.1                                    REDX and the Continuing Party hereby mutually release each other from their obligations under the Contract as from the Effective Date.

2.2                                    The Continuing Party releases and discharges REDX from all future claims and demands whatsoever in respect of the Contract, whether arising before or on the Effective Date, and accepts the liability of LOXO under the Contract from the Effective Date.

2.3                                    LOXO and the Continuing Party shall have the right to enforce the Contract and pursue any claims and demands under the Contract against the other with respect to matters arising before, on or after the Effective Date as though LOXO were the original party Contract instead of REDX.

3.                                           Intellectual Property

3.1                                    The Continuing Party hereby confirms that it has assigned under the Contract, all of its right, title and interest in and to the Intellectual Property Rights arising, or to arise, from work and research carried out in or in connection with the services it has provided to REDX (“Project IP”).

3.2                                    To the extent any Project IP is not properly vested in REDX, the Continuing Party hereby jointly and severally assigns to LOXO with effect from the Effective Date, by way of present and future assignment, absolutely and with full title guarantee free from encumbrances all its right, title and interest in and to the Project IP, including the right to bring, make, oppose, defend, appeal proceedings, claims or actions and obtain relief (and to retain any damages recovered) in respect of any infringement, or any other cause of action arising from ownership, of any of such rights whether occurring before, on, or after the date of this Deed.

3.3                                    The Continuing Party shall provide all assistance reasonably required by LOXO in relation to the registration, enforcement or protection of the Project IP.

4.                                           Payments

LOXO shall pay the invoices set out at Schedule 1 to the Novation Agreements. The Parties hereby confirm that there are no other invoices outstanding as of the Effective Date.

5.                                           Confidentiality

5.1                                    Each Party (the “Receiving Party”) undertakes to keep confidential any Confidential Information directly or indirectly belonging or relating to any other Party (the “Disclosing Party”) and disclosed by or on behalf of the Disclosing Party to the Receiving Party.

5.2                                    The obligations contained in this Clause 5 shall survive the expiry or termination of this Deed for any reason, but shall not apply to any Confidential Information which Disclosing Party and/or received or learned by the Receiving Party pursuant to or in the course of this Deed (including through their presence at the other Parties premises) and which:

5.2.1                          is publicly known at the time of disclosure to the receiving Party; or

5.2.2                          becomes publicly known otherwise than through a breach of this Deed by the receiving Party, its officers, employees or professional advisers or any other person to whom the receiving Party discloses Confidential Information (whether or not in breach of this Deed); or

5.2.3                          can be proved by the Receiving Party to have reached it otherwise than by being communicated by or at the request of the Disclosing Party including:

(a)                                      being known to it prior to disclosure; or

(b)                                      having been developed by or for it wholly independently of the other Party; or

(c)                                       having been obtained from a Third Party without any restriction on disclosure on such Third Party; or

(d)                                      is required by law, regulation or order of a competent authority (including any regulatory or governmental body or securities exchange) to be disclosed by the receiving Party, provided that, where permitted by law and regulation, the Disclosing Party is given reasonable advance notice of time, place and content of the intended disclosure, giving the opportunity to the Disclosing Party to object to the necessity of the disclosure or any of it.  The receiving Party shall, to the extent permitted by law and regulation, comply with any reasonable request of the Disclosing Party in connection with any such disclosure.

6.                                           Variation

No variation of or amendment to this Deed shall bind any Party unless made in writing and signed by all Parties.

7.                                           Announcements

The Parties shall not make any press statement, circular or other public announcement in connection with this Agreement without the prior written approval of the text of such statement or announcement by each other (such consent not to be unreasonably withheld or delayed). Once any such statement, circular or announcement is so approved, either Party may make subsequent public disclosure of the content thereof without the further approval of the other Party. Notwithstanding the foregoing, to the extent a public disclosure is required by law (including the requirements of any nationally recognized securities exchange, quotation system or over-the-counter market on which such Party has its securities listed or traded or pursuant to the Insolvency Act 1986) the disclosing Party may make such disclosure without consent of the other Party, provided that (to the extent such disclosure was not previously approved by the other Party) the disclosing Party shall make good faith efforts to provide the other Party with notice beforehand and to coordinate with the other Party with respect to the wording and timing of any such disclosure.

8.                                           General

8.1                                    The Administrators are a party to this Agreement in their own capacity solely for receiving and enforcing the obligations, undertakings and waivers on the part of LOXO. The Administrators have entered into and signed this Agreement as agent for and on behalf of REDX and the Administrators, their firm, employees and agents shall incur no personal liability whatsoever whether on their own part or in respect of any failure on the part of REDX to observe perform or comply with any such obligations hereunder or under or in relation to any associated arrangements or negotiations whether such liability would arise under the Insolvency Act 1986 or otherwise.

8.2                                    The Parties acknowledge that the liability under this Agreement of REDX and that of the Administrators shall constitute an expense of the administration (within the meaning of rule 3.51 of the Insolvency Rules 2016) and shall have the ranking conferred by paragraph 99(4) of Schedule B1 of the Insolvency Act 1986.  However, as to ranking, LOXO agrees that any claim it may make in respect of any such liability will be subordinated to and will rank in order of priority below each of the expenses of the administration listed in Rule 3.51(2) of the Insolvency Rules 2016 and for sake of clarity LOXO agrees that that the Administrators may, no earlier than 30 calendar days from the Effective Date (such restriction shall not apply in respect of the payment of secured, preferential and administration expense creditors), pay ahead of LOXO (and with no recourse from LOXO) all creditors of REDX that exist on the Effective Date and owe no duty to LOXO to protect the value of the charged assets after their appointment ceases.

8.3                                    The rights and remedies of LOXO, REDX and the Administrators under this Agreement are cumulative and not exclusive of any rights and remedies provided by law, and all such rights and remedies may be enforced separately or concurrently with any other right or remedy.  No failure to exercise or delay in exercising any right or remedy shall constitute a waiver of that right or remedy.  No single or partial exercise of any right or remedy, and no waiver of any right or remedy, shall prevent or restrict the further exercise of that or any other right or remedy.  Any waiver of any right or remedy shall be effective only if it is made in writing, expressly states that it is a waiver of the relevant right or remedy and is duly executed by or on behalf of LOXO, REDX and/ or the Administrators (as applicable) by an authorised representative.

8.4                                    No term of this deed shall be enforceable by a person who is not a Party to this deed.

8.5                                    The Contract and this deed constitute the entire agreement between the Parties relating to its subject matter and supersede any and all previous agreements (whether written or oral) between the Parties or any of them relating to that subject matter. Each Party agrees that no representation has been made (innocently or negligently) by or on behalf of any other Party (or relied on by it) in relation to the subject matter of this deed. Each Party agrees that it shall have no claim for innocent or negligent misrepresentation or negligent misstatement based on any statement expressly set out in this deed.  Nothing in this Clause 8.5 however, shall limit or reduce any liability of any person except to the extent permitted by law.

8.6                                    The Parties shall deliver or cause to be delivered such instruments and other documents at such times and places as are reasonably necessary or desirable, and shall take any other action reasonably requested by the other Party for the purpose of putting this deed into effect.

9.                                           Law and Jurisdiction

9.1                                    This Agreement and any dispute or claim arising out of or in connection with it or its subject matter or formation, including any question regarding its existence, validity or termination, (including non-contractual disputes or claims) (“Dispute”) shall be governed by and construed in accordance with the laws of England.

9.2                                    Disputes shall be referred to the courts of England and which shall have exclusive jurisdiction to settle any Dispute.

9.3                                    This Clause 9 shall be without prejudice to either Party’s rights to at any time seek interim relief from the courts to protect their confidential information, or their rights or assets.

9.4                                    LOXO irrevocably appoints TMF Global Services (UK) Limited of 6 St. Andrew Street, 5th Floor, London, EC4A 3AE as its agent for service of process in any proceedings in the courts of England arising out of or in connection with this Agreement and agrees that failure by its process agent to notify it of such service shall not affect the validity of such service.  If its process agent is or becomes unable or unwilling for any reason to act as agent for service of process in England, LOXO shall promptly appoint another process agent who is able and willing so to act and notify the other Parties in writing of the new process agent’s name and address.  If its process agent moves to a new address within England, LOXO shall promptly notify the other Parties of its process agent’s new address.

IN WITNESS THEREOF this deed was executed and delivered by the Parties on the date stated at the beginning of this document.

EXECUTED AND DELIVERED for and on behalf of REDX PHARMA PLC
(in administration) by as its deed in the presence of

Signature

Print name

EXECUTED AND DELIVERED for and on behalf of by one ADMINISTRATOR for and on behalf of both of them by as its deed in the presence of

Signature

Print name

EXECUTED AND DELIVERED for and on behalf of REDX ONCOLOGY LIMITED (in administration) by as its deed in the presence of

Signature

Print name

EXECUTED AND DELIVERED for and on behalf of LOXO ONCOLOGY, INC.
by as its deed in the presence of

Signature

Print name

EXECUTED AND DELIVERED
for and on behalf of [***] by as its deed in the presence of

Signature

Print name

SCHEDULE 1

Work Orders to be Novated pursuant to this Deed

PO number	Description	PO value (net)	Invoiced Net	Invoiced VAT	Invoiced Gross	Invoice Nos	Not yet invoiced Net	Not yet invoiced VAT	Not yet invoiced Gross	Paid	Outstanding (Gross)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Total	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]

SCHEDULE 2

Executed copy of the Master Services Agreement and relevant Work Orders

(1) Master Services Agreement between [***] and RedX Pharma Plc, dated March 17, 2016; (2) Quotation and Work Order from [***], dated March 7, 2017; and (3) Quotation and Work Order from [***], dated March 20, 2017; (4) Quotation and Work Order from [***], dated May 14, 2017.

Schedule 3C

[***]Novation Agreement

THIS DEED is made the [                       ] day of [                                               ] 2017

BETWEEN:

(1)                                      REDX PHARMA PLC and REDX ONCOLOGY LIMITED (both in administration) c/o FRP Advisory LLP, 110 Cannon Street, London, EC4N 6EU, UK (together “REDX”);

(2)                                      LOXO ONCOLOGY INC a corporation whose offices are at 281 Tresser Boulevard, 9th Floor Stamford, CT 06901, USA (“LOXO”); and

(3)                                      JASON BAKER and MILES NEEDHAM both of FRP Advisory LLP, 110 Cannon Street, London, EC4N 6EU, UK (together “Administrators”); and

(4)                                      [***], a company registered in England and Wales with company number [***], whose offices are at [***] (“[***]”) (the “Continuing Party”).

together the “Parties” and each a “Party”.

BACKGROUND:

(A)                                    On 24 May 2017, the Administrators were appointed as administrators of REDX.

(B)                                    This deed (also “Novation Agreements”) is supplemental to an agreement for [***] made between the REDX and the Continuing Party pursuant to a number of Purchase Orders, subject to [***]’s Standard Conditions of Sale (together the “Contract”). The relevant Purchase Orders are identified and particularised in Schedule 1 to this deed. Copies of [***]’s Standard Conditions of Sale and the Purchase Orders are annexed hereto at Schedule 2 and initialled by the Parties for the purpose of identification.

(C)                                    Pursuant to an agreement dated the same date as this Agreement, REDX and LOXO have completed the sale to LOXO of specific assets.

(D)                                    In relation to those assets, REDX wishes to be released and discharged from the Contract as from [DATE] (“Effective Date”) and the Continuing Party has agreed to release and discharge REDX from the Effective Date upon the terms of LOXO’s undertaking to perform the Contract and be bound by the terms of the Contract in place of REDX.

IT IS AGREED:

1.                                           Novation

1.1                                    As from the Effective Date, LOXO undertakes to each of REDX and the Continuing Party to perform the Contract and be bound by its terms in every way as if LOXO had been a party to it in place of REDX.

1.2                                    With effect from the Effective Date, REDX transfers all its rights and obligations under the Contract to LOXO. LOXO shall enjoy all the rights and benefits of REDX under the Contract, and all references to REDX in the Contract shall be read and construed as references to LOXO. The Continuing Party agrees to perform the Contract and be bound by its terms in every way as if LOXO were the original party to it in place of REDX.

2.                                           Release

2.1                                    REDX and the Continuing Party hereby mutually release each other from their obligations under the Contract as from the Effective Date.

2.2                                    The Continuing Party releases and discharges REDX from all future claims and demands whatsoever in respect of the Contract, whether arising before or on the Effective Date, and accepts the liability of LOXO under the Contract from the Effective Date.

2.3                                    LOXO and the Continuing Party shall have the right to enforce the Contract and pursue any claims and demands under the Contract against the other with respect to matters arising before, on or after the Effective Date as though LOXO were the original party Contract instead of REDX.

3.                                           Intellectual Property

3.1                                    The Continuing Party hereby confirms that it has assigned under the Contract, all of its right, title and interest in and to the Intellectual Property Rights arising, or to arise, from work and research carried out in or in connection with the services it has provided to REDX (“Project IP”).

3.2                                    To the extent any Project IP is not properly vested in REDX, the Continuing Party hereby jointly and severally assigns to LOXO with effect from the Effective Date, by way of present and future assignment, absolutely and with full title guarantee free from encumbrances all its right, title and interest in and to the Project IP, including the right to bring, make, oppose, defend, appeal proceedings, claims or actions and obtain relief (and to retain any damages recovered) in respect of any infringement, or any other cause of action arising from ownership, of any of such rights whether occurring before, on, or after the date of this Deed.

3.3                                    The Continuing Party shall provide all assistance reasonably required by LOXO in relation to the registration, enforcement or protection of the Project IP.

4.                                           Payments

4.1                                    LOXO shall pay the invoices set out at Schedule 1 to the Novation Agreements. The Parties hereby confirm that there are no other invoices outstanding as of the Effective Date.

5.                                           Confidentiality

5.1                                    Each Party (the “Receiving Party”) undertakes to keep confidential any Confidential Information directly or indirectly belonging or relating to any other Party (the “Disclosing Party”) and disclosed by or on behalf of the Disclosing Party to the Receiving Party.

5.2                                    The obligations contained in this Clause 5 shall survive the expiry or termination of this Deed for any reason, but shall not apply to any Confidential Information which Disclosing Party and/or received or learned by the Receiving Party pursuant to or in the course of this Deed (including through their presence at the other Parties premises) and which:

5.2.1                          is publicly known at the time of disclosure to the receiving Party; or

5.2.2                          becomes publicly known otherwise than through a breach of this Deed by the receiving Party, its officers, employees or professional advisers or any other person to whom the receiving Party discloses Confidential Information (whether or not in breach of this Deed); or

5.2.3                          can be proved by the Receiving Party to have reached it otherwise than by being communicated by or at the request of the Disclosing Party including:

(a)                                      being known to it prior to disclosure; or

(b)                                      having been developed by or for it wholly independently of the other Party; or

(c)                                       having been obtained from a Third Party without any restriction on disclosure on such Third Party; or

(d)                                      is required by law, regulation or order of a competent authority (including any regulatory or governmental body or securities exchange) to be disclosed by the receiving Party, provided that, where permitted by law and regulation, the Disclosing Party is given reasonable advance notice of time, place and content of the intended disclosure, giving the opportunity to the Disclosing Party to object to the necessity of the disclosure or any of it.  The receiving Party shall, to the extent permitted by law and regulation, comply with any reasonable request of the Disclosing Party in connection with any such disclosure.

6.                                           Variation

6.1                                    No variation of or amendment to this Deed shall bind any Party unless made in writing and signed by all Parties.

7.                                           Announcements

7.1                                    The Parties shall not make any press statement, circular or other public announcement in connection with this Agreement without the prior written approval of the text of such statement or announcement by each other (such consent not to be unreasonably withheld or delayed). Once any such statement, circular or announcement is so approved, either Party may make subsequent public disclosure of the content thereof without the further approval of the other Party. Notwithstanding the foregoing, to the extent a public disclosure is required by law (including the requirements of any nationally recognized securities exchange, quotation system or over-the-counter market on which such Party has its securities listed or traded or pursuant to the Insolvency Act 1986) the disclosing Party may make such disclosure without consent of the other Party, provided that the disclosing Party shall make good faith efforts to provide the other Party with notice beforehand and to coordinate with the other Party with respect to the wording and timing of any such disclosure.

8.                                           General

8.1                                    The Administrators are a party to this Agreement in their own capacity solely for receiving and enforcing the obligations, undertakings and waivers on the part of LOXO. The Administrators have entered into and signed this Agreement as agent for and on behalf of REDX and the Administrators, their firm, employees and agents shall incur no personal liability whatsoever whether on their own part or in respect of any failure on the part of REDX to observe perform or comply with any such obligations hereunder or under or in relation to any associated arrangements or negotiations whether such liability would arise under the Insolvency Act 1986 or otherwise.

8.2                                    The Parties acknowledge that the liability under this Agreement of REDX and that of the Administrators shall constitute an expense of the administration (within the meaning of rule 3.51 of the Insolvency Rules 2016) and shall have the ranking conferred by paragraph 99(4) of Schedule B1 of the Insolvency Act 1986.  However, as to ranking, LOXO agrees that any claim it may make in respect of any such liability will be subordinated to and will rank in order of priority below each of the expenses of the administration listed in Rule 3.51(2) of the Insolvency Rules 2016 and for sake of clarity LOXO agrees that that the Administrators may, no earlier than 30 calendar days from the Effective Date (such restriction shall not apply in respect of the payment of secured, preferential and administration expense creditors), pay ahead of LOXO (and with no recourse from LOXO) all creditors of REDX that exist on the Effective Date and owe no duty to LOXO to protect the value of the charged assets after their appointment ceases.

8.3                                    The rights and remedies of LOXO, REDX and the Administrators under this Agreement are cumulative and not exclusive of any rights and remedies provided by law, and all such rights and remedies may be enforced separately or concurrently with any other right or remedy.  No failure to exercise or delay in exercising any right or remedy shall constitute a waiver of that right or remedy.  No single or partial exercise of any right or remedy, and no waiver of any right or remedy, shall prevent or restrict the further exercise of that or any other right or remedy.  Any waiver of any right or remedy shall be effective only if it is made in writing, expressly states that it is a waiver of the relevant right or remedy and is duly executed by or on behalf of LOXO, REDX and/ or the Administrators (as applicable) by an authorised representative.

8.4                                    No term of this deed shall be enforceable by a person who is not a Party to this deed.

8.5                                    The Contract and this deed constitute the entire agreement between the Parties relating to its subject matter and supersede any and all previous agreements (whether written or oral) between the Parties or any of them relating to that subject matter. Each Party agrees that no representation has been made (innocently or negligently) by or on behalf of any other Party (or relied on by it) in relation to the subject matter of this deed. Each Party agrees that it shall have no claim for innocent or negligent misrepresentation or negligent misstatement based on any statement expressly set out in this deed.  Nothing in this Clause 8.5 however, shall limit or reduce any liability of any person except to the extent permitted by law.

8.6                                    The Parties shall deliver or cause to be delivered such instruments and other documents at such times and places as are reasonably necessary or desirable, and shall take any other action reasonably requested by the other Party for the purpose of putting this deed into effect.

9.                                           Law and Jurisdiction

9.1                                    This Agreement and any dispute or claim arising out of or in connection with it or its subject matter or formation, including any question regarding its existence, validity or termination, (including non-contractual disputes or claims) (“Dispute”) shall be governed by and construed in accordance with the laws of England.

9.2                                    Disputes shall be referred to the courts of England and which shall have exclusive jurisdiction to settle any Dispute.

9.3                                    This Clause 9 shall be without prejudice to either Party’s rights to at any time seek interim relief from the courts to protect their confidential information, or their rights or assets.

9.4                                    LOXO irrevocably appoints TMF Global Services (UK) Limited of 6 St. Andrew Street, 5th Floor, London, EC4A 3AE as its agent for service of process in any proceedings in the courts of England arising out of or in connection with this Agreement and agrees that failure by its process agent to notify it of such service shall not affect the validity of such service.  If its process agent is or becomes unable or unwilling for any reason to act as agent for service of process in England, LOXO shall promptly appoint another process agent who is able and willing so to act and notify the other Parties in writing of the new process agent’s name and address.  If its process agent moves to a new address within England, LOXO shall promptly notify the other Parties of its process agent’s new address.

IN WITNESS THEREOF this deed was executed and delivered by the Parties on the date stated at the beginning of this document.

EXECUTED AND DELIVERED for and on behalf of REDX PHARMA PLC
(in administration) by as its deed in the presence of

Signature

Print name

EXECUTED AND DELIVERED for and on behalf of by one ADMINISTRATOR for and on behalf of both of them by as its deed in the presence of

Signature

Print name

EXECUTED AND DELIVERED for and on behalf of REDX ONCOLOGY LIMITED (in administration) by as its deed in the presence of

Signature

Print name

EXECUTED AND DELIVERED for and on behalf of LOXO ONCOLOGY, INC.
by as its deed in the presence of

Signature

Print name

EXECUTED AND DELIVERED
for and on behalf of [***] by as its deed in the presence of

Signature

Print name

SCHEDULE 1

Purchase Orders to be Novated pursuant to this Deed

PO number	Description	PO value (net)	Invoiced Pre Appt Net	Invoiced Pre Appt VAT	Invoiced Pre Appt Gross	Pre Appt Invoice Nos	Invoiced Post Appt Net	Invoiced Post Appt VAT	Invoiced Post Appt Gross	Post Appt Invoice Nos	Paid Post Appt	Outstanding (Gross)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
	Total	[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]	[***]

SCHEDULE 2

Executed copy of the [***]Standard Terms and Conditions and Purchase Orders

(1) [***]’ Standard Conditions of Sale; (2) The POs listed in Schedule 1 (initialled copies); and (3) Quotation dated February16, 2017 if parties intend to novate it.

Schedule 4:  Form of Confirmatory Patent Assignment

THIS ASSIGNMENT is made the                           day of                 2017

(1)                                      REDX PHARMA PLC and REDX ONCOLOGY LIMITED (both in administration) c/o FRP Advisory LLP, 110 Cannon Street, London, EC4N 6EU, UK (together the “Assignor”);

(2)                                      LOXO ONCOLOGY, INC. a corporation whose offices are at 281 Tresser Boulevard, 9th Floor Stamford, CT 06901, USA (the “Assignee”); and

(3)                                      JASON BAKER and MILES NEEDHAM both of FRP Advisory LLP, 110 Cannon Street, London, EC4N 6EU, UK (together “Administrators”).

BACKGROUND:

(A)                                    On 24 May 2017, the Administrators were appointed as administrators of the Assignor.

(B)                                    The Assignor wishes to assign whatever right title and interest it has in the patent applications listed in Schedule 1, and of all PCT applications (including national stages thereof) and domestic patents, patent applications, including continuations, divisionals, continuations-in-part, patents issuing therefrom, including reissues, re-examinations, extensions (such as patent term extensions), supplementary protection certificates, certificates of invention, and the like that derive priority from, or claim the benefit of the filing date of, the patent applications listed in Schedule 1 (the “Patent Applications”) and of all new and useful inventions and improvements that are disclosed in the Patent Applications (the “Inventions”) to the Assignee.  The Patent Applications and the Inventions are collectively referred to as the “Patent Assets.”

IT IS AGREED:

1.                                      Assignor hereby assigns to Assignee, absolutely, its entire worldwide right, title, and interest in and to the Patent Assets, including the right to file and prosecute, in its own name wherever so permitted by law or in the name of Assignee wherever necessary, patent applications, including corresponding and continuations, divisionals, continuations-in-part, patents issuing therefrom, including reissues, re-examinations, extensions (such as patent term extensions), supplementary protection certificates, certificates of invention, and the like based on any of the Patent Assets, the right to claim priority to any of the Patent Applications pursuant to the International Convention for the Protection of Industrial Property, the Patent Cooperation Treaty, the European Patent Convention, and all other treaties of like purposes, the absolute entitlement to any patents granted pursuant to any of the Patent Applications or in respect of the Inventions, and the right to bring, make, oppose, defend, appeal proceedings, claims or actions and obtain relief (and to retain any damages recovered) in respect of any infringement, or any other cause of action arising from ownership, of any patents granted in relation to any of the Patent Assets, whether occurring before on or after the date of this Assignment.  Assignor acknowledges receipt of [***], and other good and valuable consideration, in consideration for this Assignment.

2.                                      Assignor shall, when requested by Assignee and at no cost to Assignor, (i) execute or cause to be executed all rightful oaths, assignments and all other papers necessary and proper to carry out the intent and purpose of this Assignment, (ii) execute all papers necessary in connection with the Patent Applications, and any continuing, divisional, reissue, reexamination or other corresponding application thereof or post-grant proceeding relating thereto and to execute any separate assignment in connection with any such application as Assignee may deem necessary or expedient; and (iii) perform all affirmative acts that may be necessary to obtain a grant of a valid patent to Assignee on any of the Inventions.  The Assignor hereby appoints the Assignee to be its attorney in his name and on its behalf to execute documents, use the Assignor’s name and do all things which are necessary or desirable for the Assignee to obtain for itself or its nominee the full benefit of this Assignment in relation to the Patent Assets.  This power of attorney is irrevocable and is given by way of security to secure the performance of the Assignor’s obligations under this clause and the proprietary interest of the Assignee in the Patent Assets and so long as such obligations of the Assignor remain undischarged, or the Assignee has such interest, the power may not be revoked by the Assignor, save with the consent of the Assignee.

3.                                      Assignor hereby assigns to Assignee all of Assignor’s right, title, and interest in and to any claims, whether known or unknown, suspected or unsuspected, of any nature, including choses in action, that Assignor has or may have against any party for infringement of the Patent Applications, and acknowledges receipt of [***], and other good and valuable consideration, in consideration for this Assignment.

4.                                      This Assignment is binding upon and inures to the benefit of the successors and assigns of the parties.

5.                                      The Administrators are a party to this agreement in their own capacity solely for receiving and enforcing the obligations, undertakings and waivers on the part of the Assignee. The Administrators have entered into and signed this agreement as agent for and on behalf of the Assignor and the Administrators, their firm, employees and agents shall incur no personal liability whatsoever whether on their own part or in respect of any failure on the part of the Assignor to observe perform or comply with any such obligations hereunder or under or in relation to any associated arrangements or negotiations whether such liability would arise under the Insolvency Act 1986 or otherwise.  The Parties acknowledge that the liability under this Agreement of the Assignor and that of the Administrators shall constitute an expense of the administration (within the meaning of rule 3.51 of the Insolvency Rules 2016) and shall have the ranking conferred by paragraph 99(4) of Schedule B1 of the Insolvency Act 1986.  However, as to ranking, the Assignee agrees that any claim it may make in respect of any such liability will be subordinated to and will rank in order of priority below each of the expenses of the administration listed in Rule 3.51(2) of the Insolvency Rules 2016 and for sake of clarity the Assignor agrees that the Administrators can pay ahead of LOXO (and with no recourse from LOXO) all creditors of REDX that exist on the Effective Date and owe no duty to the Assignor to protect the value of the charged assets after their appointment ceases.

6.                                      The Assignee agrees that neither the Assignor nor the Administrators shall incur any liability to it by reason of any fault or defect in or in title or otherwise of any or all of the Patent Assets.

7.                                      This agreement and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and construed in accordance with the law of England and Wales.

8.                                      Each party irrevocably agrees that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with this agreement or its subject matter or formation.

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

[ASSIGNMENT CONTINUES ON SIGNATURE PAGE]

EXECUTED AND DELIVERED
for and on behalf of REDX PHARMA PLC
(in administration)
by	as its deed in the presence of

Signature

Print name

EXECUTED AND DELIVERED
for and on behalf of REDX ONCOLOGY
LIMITED (in administration)
by	as its deed in the presence of

Signature

Print name

EXECUTED AND DELIVERED
for and on behalf of LOXO ONCOLOGY, INC.
by	as its deed in the presence of

Signature

Print name

EXECUTED AND DELIVERED
for and on behalf of by one ADMINISTRATOR
for and on behalf of both of them
by	as its deed in the presence of

Signature

Print name

Schedule 1:  Patent Applications

Subject	Country	Application Number	Filing date	Status	Grant date	Expiry date*	Publication Number

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]			[***]
	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]

[***]	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]

* Expiry date does not take into account any potential extension or termination of term (e.g., patent term adjustment or the filing of terminal disclaimers)

Schedule 5: Confirmation

To:	Loxo Oncology, Inc. 281 Tresser Boulevard 9th Floor Stamford CT 06901 USA

2017

Dear Sirs

Agreement for the Assignment of Patents and other Rights and for the Novation of certain Agreements, including for Product Manufacturing dated      July 2017 and entered into between (1) Redx Pharma PLC (in administration) and Redx Oncology Limited (in administration), (2) Jason Baker and Miles Needham in their capacity as joint administrators of  Redx Pharma PLC (in administration) and Redx Oncology Limited (in administration) and (3) Loxo Oncology, Inc. (“Loxo”) (the “Agreement”)

1.                                      INTRODUCTION

1.1                               We refer to the Agreement.

1.2                               Unless otherwise defined herein or the context so requires, capitalised terms used in this letter have the meanings given to them in the Agreement. The provisions of Clause 1.2 of the Agreement apply to this letter as though they were set out in full in this letter except that references to the Agreement are to be construed as references to this letter.

1.3                               This letter constitutes the Confirmation to be provided by REDX in accordance with Clause 2.3 of the Agreement.

2.                                      CONFIRMATION

2.1                               I, [insert name], am a current director of REDX and am authorised to make the statements set out in this letter.

2.2                               REDX warrants and represents to LOXO on the date of this letter that it has satisfied its obligations in full in relation to the supply or making available (as applicable) of any and all assets included in the Data Package in accordance with Clause 2.2 of the Agreement.

2.3                               The parties to this letter acknowledge and agree that the provisions of Clause 6.1 and 6.2 of the Agreement shall not apply to this letter.

3.                                      MISCELLANEOUS

3.1                               A person who is not a party to this letter has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this letter provided that the Administrators may enforce the terms of this letter.

3.2                               This letter may be executed in any number of counterparts, and by the parties on separate counterparts, but will not be effective until all the parties have executed at least one counterpart.  All the counterparts will together constitute one and the same instrument and each counterpart will constitute an original of this letter.

3.3                               If any provision of this letter is void or unenforceable by reason of any provision of applicable law, such provision will be deemed to be modified to the extent necessary to render it legal, valid and enforceable.  If no such modification is possible, it will be deleted and the remaining provisions of this letter will continue in full force and effect and, if necessary, be so amended as is necessary to give effect to the spirit of this letter so far as possible.

4.                                      GOVERNING LAW AND ENFORCEMENT

4.1                               This letter and any non-contractual obligations arising out of or in connection with it are governed by English law.

4.2                               The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this letter (including a dispute relating to the existence, validity or termination of this letter or any non-contractual obligation arising out of or in connection with this letter) (a “Dispute”).

4.3                               The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party to this letter will argue to the contrary.

Yours faithfully

For and on behalf of		For and on behalf of
REDX PHARMA PLC		REDX ONCOLOGY LIMITED

Name:		Name:
Title:	Director	Title:	Director

We hereby acknowledge and accept the terms of this letter:

For and on behalf of
LOXO ONCOLOGY, INC.